Subsequent Events (Details) - Subsequent Event [Member] - USD ($) $ / shares in Units, $ in Thousands		1 Months Ended	3 Months Ended
	Jan. 13, 2021	Feb. 17, 2021	Mar. 31, 2021
Subsequent Events (Details) [Line Items]
Grant aggregate share	46,500
Options to purchase ordinary shares	46,500
Exercise price (in Dollars per share)	$ 13.08
Number of option vest years	4 years
Sale and issuance of an aggregate shares		2,000,000
Purchase price per share (in Dollars per share)		$ 17.50
Gross proceeds (in Dollars)		$ 35,000
Investment commissions percentage		7.00%
Estimated offering expenses (in Dollars)		$ 800
Subsequent Event, Description			d. On February 24, 2021, CollPlant received a notice of termination from LB, of the License, Development and Commercialization Agreement previously entered into with LB, such termination to be effective March 26, 2021. e During the first quarter of 2021, Alpha exercised 650,000 warrants into 650,000 ADS in return of $2,600.